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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                          (Alagasco Debt Registration)


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Officers and/or Directors of Alabama Gas Corporation, whose signatures appear below, hereby constitutes and appoints Wm. Michael Warren, Jr. and Geoffrey C. Ketcham, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement of Alabama Gas Corporation on Form S-3 relating to the registration of up to $100,000,000 in debt securities of Alabama Gas Corporation, including all amendments and post-effective amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated as of the 23rd day of June, 2001.


/s/ Stephan D. Ban                     /s/ Julian W. Banton
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STEPHEN D. BAN - Director              JULIAN W. BANTON - Director


/s/ J. Mason Davis, Jr.                /s/ James S. M. French
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J. MASON DAVIS, JR. - Director         JAMES S.M. FRENCH - Director


/s/ T. Michael Goodrich                /s/ Wallace L. Luthy
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T. MICHAEL GOODRICH - Director         WALLACE L. LUTHY - Director


/s/ Rex J. Lysinger                    /s/ Judy M. Merritt
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REX J. LYSINGER - Director             JUDY M. MERRITT - Director


/s/ Drayton Nabers, Jr.                /s/ Stephen A. Snider
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DRAYTON NABERS, JR. - Director         STEPHEN A. SNIDER - Director


/s/ Wm. Michael Warren, Jr.            /s/ G. C. Ketcham
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WM. MICHAEL WARREN, JR. -              G. C. KETCHAM - Executive Vice
Director, Chairman and CEO             President, CFO and Treasurer


/s/ Paula H. Rushing
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PAULA H. RUSHING -
 Vice President Finance